NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT, dated this 16th of June, 2010 (this “Agreement”), is entered into by and between TIGA ENERGY SERVICES, INC. a Texas corporation (the “Company”), and David Meck (the “Investor”).

RECITALS

WHEREAS, the Investor desires to purchase from the Company, and the Company desires to issue and sell to the Investor, a convertible promissory note in the aggregate principal amount of Two Hundred Fifty Thousand dollars ($250,000.00), in the form attached hereto as Exhibit A (the “Note”); and

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), and Regulation D, as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

WHEREAS, the Company has authorized the issuance of the Note and the shares of the Company’s common stock, no par value per share (the “Common Stock”), issuable upon conversion of the Note (the “Conversion Shares” and together with the Note, the “Securities”); and

WHEREAS, the Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Note.

AGREEMENT

NOW, THEREFORE, in consideration for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
PURCHASE AND SALE OF NOTE

1.1.           Notes. Subject to the terms and conditions hereof, the Company hereby issues and sells to the Investor, and the Investor hereby purchases from the Company, the Note.

1.2.           Purchase Price. The aggregate purchase price for the Note to be purchased by the Investor is $250,000.00 (“Purchase Price”).

1.3.           Payment of Purchase Price.  Promptly after the execution of this Agreement, the Investor will initiate a wire transfer in the amount of the Purchase Price to the account coordinates provided by the Company to the Investor.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor as follows:

2.1.           Organization. Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing and in good standing, under the laws of the State of Texas.  The Company has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement, the Notes and the Warrants (this Agreement and the Notes are referred to collectively in this Agreement as the “Transaction Documents”), and any other agreements contemplated by Transaction Documents, to own and operate its properties and assets, and to carry on its business as currently conducted and as presently proposed to be conducted.  The Company is presently qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a material adverse effect on the assets, liabilities, condition (financial or other), business or results of operations of the Company (a “Material Adverse Effect”).

2.2.           Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, of which 4,114,000 are outstanding as of the date hereof.  All of the shares of Common Stock have been duly authorized, are fully paid and non-assessable and have been issued in accordance with all applicable federal and state securities laws.  Except as set forth on Schedule 2.2 hereto or as otherwise contemplated by this Agreement, there are no outstanding options, warrants or other equity securities that are convertible into, exercisable for, or that grant any person a right to acquire any, shares of the Company’s capital stock.

2.3.           Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, trust, joint venture, association, or other entity.  The Company is not a participant in any joint venture, partnership, or similar arrangement.

2.4.           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Note (collectively, the “Transaction Documents”) and to issue the Notes and the Conversion Shares in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Conversion Shares, have been duly authorized by the Company’s Board of Directors and (other than (i) the filing of a Form D with respect to the issuance of the Notes as required under Regulation D and (ii) such filings required under applicable securities or “Blue Sky” laws of the states of the United States (all of the foregoing, the “Required Approvals”)) no further filing, consent, or authorization is required by the Company, its Board of Directors or its shareholders in connection therewith.  The Transaction Documents have been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

2.5.           Valid Issuance of Securities.  The Note has been validly issued, and, in the case of the Conversion Shares upon issuance in accordance with the terms of the Note will be, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance (but not the acquisition, holding or disposition) thereof.  The offering, issuance, sale and delivery of the Note as contemplated by this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act, are being made in compliance with all applicable federal and (except for any violation or non-compliance that could not reasonably be expected to have a Material Adverse Effect) state laws and regulations concerning the offer, issuance and sale of securities, and are not being issued in violation of any preemptive or other rights of any stockholder of the Company.  The parties hereto agree and acknowledge that, in making the representations and warranties in the foregoing sentence of this Section 2.5, the Company is relying on the representations and warranties made by the Investor in Section 3.

2.6.           Governmental Consents. Other than the Required Approvals, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain prior to the Closing will have been obtained or effected on or prior to the date hereof or within the time prescribed by law, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

2.7.           No Violation. The execution and delivery of the Transaction Documents and the performance by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach of any provision of the articles of incorporation or by-laws of the Company, (ii) result in a default or breach of, or require any consent, approval, authorization or permit of, or filing or notification to, any person, company or entity under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, loan, factoring arrangement, license, agreement, lease or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound or (iii) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to the Company, that could not reasonably be expected to have a Material Adverse Effect or materially impair the transactions contemplated hereby.

2.8.           Certain Proceedings. There is no action, suit, inquiry, proceeding or investigation pending or threatened in writing before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

2.9.           No General Solicitation; No Directed Selling Efforts.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, in connection with the offer or sale of the Note or any securities substantially similar to the Note (“Similar Securities”).  The Company has not engaged any placement agent or other agent in connection with the sale of the Note and is not responsible for the payment of any fees in connection with the sale and issuance of the Note.

2.10.           No Integrated Offering.  None of the Company or any of its affiliates, or any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Note or any Similar Securities under the Securities Act or cause this offering of the Note or any Similar Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.  None of the Company or its affiliates or any person acting on its behalf will take any action or steps referred to in the preceding sentence that would require registration of the Note or any Similar Securities under the Securities Act or cause the offering of the Note or any Similar Securities to be integrated with other offerings.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor represents, warrants and covenants to the Company as follows:

3.1       Authorization. The Investor has full power and authority to enter into the Transaction Documents and each such Transaction Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms except (a) as may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) as may be limited by the effect of rules of law governing the availability of equitable remedies.

3.2,      Acquired for Own Account. The Securities shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution of the Securities within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3       Exempt Offering. The Investor understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Notes.

3.4.           Access to Information. The Investor believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Note.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access.  The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

3.5.           Investment Experience. The Investor has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Securities.  The Investor has a preexisting personal or business relationship with the Company and certain of its officers, directors, or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen, and financial circumstances of such persons.

3.6.           Accredited Investor Status. The Investor is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect.  The Investor is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.7.           General Solicitation. The Investor acknowledges that it is not purchasing the Note as a result of any general solicitation or general advertising, as such terms are used in Regulation D, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

3.8.           Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as they are being (or shall be) acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations under the Securities Act and that such Securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed by SEC Rule 144 and by the Securities Act.  Except as provided in Section 4.7, the Investor understands that the Company is under no obligation to register any of the securities sold under this Agreement.  The Investor understands that no market now exists for any of the Securities and that it is uncertain whether a market, public or otherwise, shall ever exist for the Securities.

3.9.           Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, the Investor shall, at the expense of the Investor or its transferee, furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration of such Securities under the Securities Act.

3.10.           Legends. It is understood that the instruments evidencing the Securities shall bear a legend substantially similar to the legends set forth below (in addition to any legend required under applicable state securities laws):

(a)  ”[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(b) Any other legends required by state securities laws applicable to the Investor.

The legend set forth in Subsection (a) above shall be removed by the Company from any instruments evidencing the Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public or private sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

3.11.           Residency.  For purposes of United States securities laws, the Investor is a resident of that jurisdiction specified below its signature on the signature page hereto.

ARTICLE 4
COVENANTS

4.1.           Corporate Existence; Good Standing. The Company shall preserve and maintain its corporate existence and all of its licenses, privileges and franchises and other rights necessary or desirable in the normal course of its businesses, except to the extent that the failure to preserve and maintain its corporate existence and such rights would not have a Material Adverse Effect on the Company.  The Company shall qualify to do business and shall be and remain in good standing in each jurisdiction in which the nature of its business requires it to be so qualified, or in which failure to be so qualified and in good standing would have a Material Adverse Effect on the Company.

4.2.           Assets. The Company shall not sell all or substantially all of its assets without the prior written consent of the Investor.

4.3.           Compliance with Laws. The Company shall comply with all governmental requirements, except where the failure to do so would not have a Material Adverse Effect on the Company. The Company shall pay and discharge when due any and all indebtedness, obligations, assessments and real and personal property taxes, including, but not limited to, federal and state income taxes, except as may be subject to good faith contest or as to which a bona fide dispute may arise.

4.4.           Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale and issuance of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities.

4.5.           Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

4.6.           Notice to Investor of Certain Corporate Actions. If, at any time while Investor owns any Securities, the Company proposes to take any action, whether by authority of its board of directors or by way of a vote of the Company’s shareholders, that would in any way affect the Securities or the Investor’s rights and privileges of ownership thereof, including any recapitalization, reorganization, merger, stock split or similar event, the Company shall provide Investor with twenty (20) days’ written notice thereof before the taking of any such action.

4.7.           Piggy Back Registration Rights.

(a) Participation. If at any time after the date hereof, the Company determines to register any Common Stock on a registration statement pursuant to the Securities Act (other than (1) in a registration relating solely to employee benefit plans, (2) a registration on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which the Company is offering to exchange its own securities, or (4) a registration statement relating solely to dividend reinvestment or similar plans), then the Company shall promptly (but in no event less than twenty (20) days before the filing date of such registration statement) give notice (the “Piggyback Notice”) to the Investor and the Investor shall be entitled to include in such registration statement the Registrable Securities (as defined in Subsection (g), below) held by him.  Subject to Section 4.7(b), the Company shall include in such registration statement such Registrable Securities for which it has received written requests to register such shares within ten (10) days after the Piggyback Notice.

(b) Underwriter’s Cutback. Notwithstanding the foregoing, if a registration pursuant to this Section 4.7 involves an underwritten offering of the Company’s securities and the managing underwriter or underwriters of such proposed underwritten offering shall advise the Company marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of securities to be underwritten, then such underwritten offering shall include (i) first, 100% of the securities the Company proposes to sell (unless the Company agrees to reduce the securities to be sold by the Company), (ii) second, the amount of securities which holders of Registrable Securities and other holders (if any) of securities having a right to request registration have requested to include in such registration that the managing underwriter or underwriters believe can be sold, such amount to be allocated pro rata among all such holders based upon the number of issued and outstanding Registrable Securities, in the aggregate, that are owned by each applicable holder as of the date of the Piggyback Notice.  No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

(c) Company Control. The Company may decline to file a registration statement after giving the Piggyback Notice, or withdraw a registration statement after filing such Piggyback Notice, but prior to the effectiveness of the registration statement, provided that the Company shall promptly notify Investor in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by Investor or otherwise in connection with such withdrawn registration statement. Notwithstanding any other provision herein, the Company shall have sole discretion to select any and all underwriters that may participate in any underwritten offering.

(d) Inclusion in Registration Statement. At the Company’s reasonable discretion, it may request that Investor enter into a registration rights agreement between the Company and the Investor prior to the filing of any registration statement that includes the Investor’s Registrable Securities. Said registration rights agreement shall be comparable to any agreements entered into between the Company and the Company’s other security holders whose securities are being registered in a registration statement.  The Company may exclude the Investor’s Registrable Securities in a registration statement if he declines to enter into the registration rights agreement.

(e) Effectiveness Period. The Company shall maintain the effectiveness of the registration statement that includes the Registrable Securities for a period two years commencing on the date the registration statement is declared effective by the SEC until the earlier of (i) the sale of all of the Registrable Securities covered by such registration statement or pursuant to Rule 144 under the Securities Act or any similar provision then in effect; or (ii) the time at which all of the Registrable Securities covered by the registration statement are, in the opinion of counsel for the Company, eligible for sale pursuant to Rule 144 (or any successor or analogous rule) under the Securities Act.

(f) Expenses. The Company will pay all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration in connection with each registration of Registrable Securities requested pursuant to this Section 4.7; provided, that the Investor shall pay all applicable stock transfer taxes, underwriting fees, discounts, selling commissions and similar charges with respect to the Investor’s Registrable Securities sold by him pursuant to such registration statement.

(g) Registrable Securities.  For purposes hereof, the term “Registrable Securities” means the shares of Common Stock issuable (i) upon conversion of the Note, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the securities referenced in (i), above.

ARTICLE 5
GENERAL PROVISIONS

5.1.           Survival of Representations and Warranties. The representations, warranties, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, its respective counsel, or the Company, as the case may be.

5.2.           Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including transferees of any Securities).

5.3.           Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.4.           Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas, excluding that body of law relating to conflict of laws.

5.5.           Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.6.           Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, subsections, exhibits, and schedules shall, unless otherwise provided, refer to sections and subsections of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

5.7.           Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 8104 Beauregard Drive, Volente, Texas 78641 or fax to (512) 287-4244, Attention: Michael Hathaway, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to ___________________________________________________________.

If to the Investor, at ___________________________ or fax to ______________, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to _____________________________________.

Notices provided in accordance with this Section shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

5.8.           No Finder’s Fees. Each party represents that it neither is nor shall be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement.  The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.9.           Attorneys’ Fees and Expenses. Each party to this Agreement agrees to pay its own fees and expenses arising in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated in this Agreement.

5.10.           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver affected in accordance with this Section shall be binding upon the Investor and the Company.

5.11.           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

5.12.           Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

5.13.      Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

5.14.           Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of the Investor of any breach or default under this Agreement or any waiver on the part of the Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

5.15.           Rights of the Investor. The Investor shall have the absolute right to exercise or refrain from exercising any right or rights that such Investor may have by reason of the Transaction Documents, the Company’s Articles of Incorporation and Bylaws, or at law or in equity, including, without limitation, the right to consent to the waiver of any obligation of the Company and to enter into an agreement with the Company for the purpose of modifying the Transaction Documents, and such Investor shall not incur any liability to any other holder of the Company’s securities with respect to exercising or refraining from exercising any such right or rights.

5.16.           Confidentiality. Except as required by law, the Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary, or secret information which such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement or in the Transaction Documents, unless such information is known, or until such information becomes known, to the public; provided, that the Investor may disclose such information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Securities from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (c) to any affiliate of such Investor or to a partner or stockholder of such Investor.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

THE COMPANY:

TIGA ENERGY SERVICES, INC.

By:	/s/ Michael Hathaway
Name: Michael Hathaway
Title: President

INVESTOR:

/s./ David Meck

State of Residency:	Texas